                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-3848

                   RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 5/31

Date of reporting period: 5/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
HIGH YIELD BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MAY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE HIGH YIELD BOND FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
HIGH CURRENT INCOME AS ITS PRIMARY
OBJECTIVE AND, AS ITS SECONDARY
OBJECTIVE, CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      6

Questions & Answers
   with Portfolio Management........      9

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     27

Notes to Financial Statements.......     33

Report of Independent Registered
   Public Accounting Firm...........     57

Federal Income Tax Information......     58

Board Members and Officers..........     62

Approval of Investment Management
   Services Agreement...............     66

Proxy Voting........................     68

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND OBJECTIVE

RiverSource High Yield Bond Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets

                                  (PIE CHART)

Other(1)                                                       21.9%
Industrials                                                     7.6%
Consumer Staples                                                8.1%
Health Care                                                    11.0%
Consumer Discretionary                                         19.6%
Telecommunication                                              19.2%
Materials                                                      12.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1) Includes Energy 7.1%, Utilities 5.9%, Financials 3.1%, and Cash & Cash Equivalents 5.8%.

TOP TEN HOLDINGS

Percentage of portfolio assets

Select Medical
 11.08% 2015                          1.2%
Williams Companies
 7.63% 2019                           1.2%
Windstream
 8.63% 2016                           1.1%
VNU
 7.60% 2013                           1.0%
INVISTA
 9.25% 2012                           1.0%
Tobacco Settlement Financing
 Corporation
 6.71% 2046                           1.0%
Qwest
 6.95% 2010                           0.9%
IASIS Healthcare LLC
 10.61% 2014                          0.9%
ASG Consolidated LLC/Finance
 11.35% 2011                          0.9%
Cott Beverages USA
 8.00% 2011                           0.9%
For further detail about these holdings,
please refer to the section entitled
"Investment in Securities."

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

--------------------------------------------------------------------------------

                       RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MAY 31, 2007

QUALITY BREAKDOWN

Percentage of bond portfolio assets

                                  (PIE CHART)

Non-rated bonds                                                 0.6%
CCC bonds                                                      17.1%
BBB bonds                                                       2.8%
BB bonds                                                       25.5%
B bonds                                                        54.0%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                           HIGH
                           MEDIUM        QUALITY
         X                 LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                             YEARS IN INDUSTRY
Scott Schroepfer, CFA*              21

* Scott Schroepfer is a member of a sector team of portfolio managers that specializes in high yield investments.

--------------------------------------------------------------------------------

 4 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MAY 31, 2007

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INEAX          12/08/83
Class B                     IEIBX          03/20/95
Class C                     APECX          06/26/00
Class I                     RSHIX          03/04/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSHYX          03/20/95
Class R5                       --          12/11/06
Class W                     RHYWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $1.938 billion
Number of holdings                              238
Weighted average life(2)                  6.0 years
Effective duration(3)                     3.7 years
Weighted average bond rating(4)                   B

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

                       RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended May 31, 2007

                                  (BAR CHART)

RiverSource High Yield Bond Fund Class A
  (excluding sales charge)                            +12.77%

JP Morgan Global High Yield Index (unmanaged)         +13.21%

Lipper High Current Yield Bond Funds Index            +12.41%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                    TOTAL                   NET EXPENSES
Class A                                             1.08%                        1.08%
Class B                                             1.84%                        1.84%
Class C                                             1.83%                        1.83%
Class I                                             0.67%                        0.67%
Class R2                                            1.45%                        1.45%
Class R3                                            1.21%                        1.21%
Class R4(a)                                         0.97%                        0.95%(b)
Class R5                                            0.71%                        0.71%
Class W                                             1.06%                        1.06%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.95% for Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MAY 31, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 12/8/83)         +12.77%   +10.85%   +10.50%    +5.18%     +8.43%
 Class B (inception 3/20/95)         +11.91%   +10.01%    +9.67%    +4.39%     +6.15%
 Class C (inception 6/26/00)         +11.95%    +9.91%    +9.63%      N/A      +5.66%
 Class I (inception 3/4/04)          +13.21%   +11.27%      N/A       N/A      +9.92%
 Class R2 (inception 12/11/06)          N/A       N/A       N/A       N/A      +5.72%*
 Class R3 (inception 12/11/06)          N/A       N/A       N/A       N/A      +5.85%*
 Class R4** (inception 3/20/95)      +12.56%   +10.91%   +10.61%    +5.30%     +7.07%
 Class R5 (inception 12/11/06)          N/A       N/A       N/A       N/A      +6.09%*
 Class W (inception 12/1/06)            N/A       N/A       N/A       N/A      +6.20%*

With sales charge
 Class A (inception 12/8/83)          +7.42%    +9.06%    +9.43%    +4.67%     +8.20%
 Class B (inception 3/20/95)          +6.91%    +8.90%    +9.39%    +4.39%     +6.15%
 Class C (inception 6/26/00)         +10.95%    +9.91%    +9.63%      N/A      +5.66%

--------------------------------------------------------------------------------

                       RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  7

PERFORMANCE SUMMARY

AT JUNE 30, 2007
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 12/8/83)         +10.98%   +9.44%    +11.53%    +4.75%     +8.30%
 Class B (inception 3/20/95)         +10.13%   +8.62%    +10.78%    +3.96%     +5.92%
 Class C (inception 6/26/00)         +10.16%   +8.64%    +10.74%      N/A      +5.26%
 Class I (inception 3/4/04)          +11.41%   +9.86%       N/A       N/A      +8.97%
 Class R2 (inception 12/11/06)          N/A      N/A        N/A       N/A      +3.83%*
 Class R3 (inception 12/11/06)          N/A      N/A        N/A       N/A      +3.98%*
 Class R4** (inception 3/20/95)      +11.14%   +9.62%    +11.71%    +4.90%     +6.87%
 Class R5 (inception 12/11/06)          N/A      N/A        N/A       N/A      +4.25%*
 Class W (inception 12/1/06)            N/A      N/A        N/A       N/A      +4.31%*

WITH SALES CHARGE
 Class A (inception 12/8/83)          +5.69%   +7.68%    +10.45%    +4.24%     +8.08%
 Class B (inception 3/20/95)          +5.13%   +7.48%    +10.51%    +3.96%     +5.92%
 Class C (inception 6/26/00)          +9.16%   +8.64%    +10.74%      N/A      +5.26%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 8 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Scott Schroepfer discusses RiverSource High Yield Bond Fund's results and positioning for the annual period ended May 31, 2007.

Q: How did RiverSource High Yield Bond Fund perform for the annual period ended
   May 31, 2007?

A: RiverSource High Yield Bond Fund rose 12.77% (Class A shares excluding sales charge) for the annual period ended May 31, 2007, underperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 13.21% during the period. The Fund outperformed its peer group, the Lipper High Current Yield Bond Funds Index, which returned 12.41% during the same time frame.

Q: What factors most significantly affected performance for the period?

A: The Fund's overweight positioning in the health care sector contributed positively to performance during the period as did security selection within the sector. The Fund had large exposures to several companies that were bought out or filed initial public offerings during the period and the Fund's holdings benefited from these positive events. A tactical allocation to hospital owner HCA especially helped. The Fund did not own any HCA Securities prior to its announced agreement to a $33 billion buyout by a group of private equity firms to become the largest leveraged buyout in history. The security's price consequently fell, and we started buying HCA on that weakness, as we continued to like its business fundamentals. When the buyout deal was finalized, we were a buyer of the newly issued bonds as well. HCA-issued securities subsequently performed very well for the Fund. Lastly, a position in long-term acute care hospital Select Medical also helped the Fund's performance.

   Security selection within the consumer discretionary sector also contributed positively to the Fund's performance. Several of the Fund's retail holdings performed well including Toys "R" Us, Neiman Marcus, Michaels Stores and General Nutrition Centers. We sold part of our holdings to monetize gains at the end of 2006 and lowered the Fund's exposure to the retail industry.

--------------------------------------------------------------------------------

                       RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   THE FUND'S OVERWEIGHT POSITIONING IN THE HEALTH CARE SECTOR CONTRIBUTED POSITIVELY TO PERFORMANCE DURING THE PERIOD AS DID SECURITY SELECTION WITHIN THE SECTOR.

   Early in the annual period, the Fund's energy holdings lagged. However, we viewed this as a buying opportunity and added exposure to the energy sector because we believed several of the exploration and production companies continued to have strong fundamentals and valuations had become attractive relative to the rest of the market. We have since maintained the Fund's overweight in energy relative to the JP Morgan Index.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We added exposure to floating rate bank loans and other floating rate securities during the period. This strategy reflected our belief that floating rate issues, which are reset in line with changes in market rates, were attractively valued relative to fixed rate securities in a rising interest rate environment. Indeed, these floating rate securities helped the Fund to capture higher rates when rates moved higher. In addition, in many cases, adding bank loan exposure positioned the Fund in a more senior part of a company's capital structure, providing attractive risk-adjusted returns.

   We lowered the Fund's exposure to the media industry (broadcast, television and radio), which has traditionally been an overweight in the Fund's portfolio relative to the JP Morgan Index due primarily to relative valuation levels. The Fund continues to have larger exposure than the JP Morgan Index in the health care and energy sectors as well as in the wireline telecommunications and cable industries. Underweights in the Fund's portfolio relative to the JP Morgan Index include the industrials and information technology sectors.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

--------------------------------------------------------------------------------

 10 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

   WE STRIVE TO SELECT THE RIGHT BONDS WHILE MAINTAINING A DILIGENT REVIEW OF POTENTIAL CREDIT RISKS AT INDIVIDUAL COMPANIES.

   We believe that the U.S. may well be in the later stages of the current economic recovery when economic growth may be expected to slow. We further expect corporate earnings growth to slow, which along with slower productivity gains, rising energy and commodity costs and higher labor costs, will likely put pressure on profit growth.

   Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, is poised to move higher over the next twelve months. There has been more aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. Given this view, taking incremental risk when valuations do not justify it does not seem prudent. We intend to continue upgrading credit quality in the Fund's portfolio. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource High Yield Bond Fund Class A shares (from 6/1/97 to 5/31/07) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at May 31, 2007                   1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE HIGH YIELD BOND FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,742    $12,972    $15,692    $15,784       $63,626
        Average annual total return         +7.42%     +9.06%     +9.43%     +4.67%        +8.20%
JP MORGAN GLOBAL HIGH YIELD INDEX(1)
        Cumulative value of $10,000       $11,321    $13,386    $16,980    $19,654           N/A
        Average annual total return        +13.21%    +10.21%    +11.17%     +6.99%          N/A
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
        Cumulative value of $10,000       $11,241    $13,151    $16,142    $16,508       $64,000
        Average annual total return        +12.41%     +9.56%    +10.05%     +5.14%        +8.22%

Results for other share classes can be found on pages 7 and 8.

--------------------------------------------------------------------------------

 12 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE HIGH YIELD BOND FUND LINE GRAPH)

                                                 RIVERSOURCE HIGH YIELD
                                                    BOND FUND CLASS A                                   LIPPER HIGH CURRENT YIELD
                                                 (INCLUDES SALES CHARGE)      JP MORGAN GLOBAL HIGH        BOND FUNDS INDEX(2)
                                                        ($15,784)           YIELD INDEX(1) ($19,564)            ($16,508)
                                                 -----------------------    ------------------------    -------------------------
I97                                                      9525.00                    10000.00                    10000.00
I98                                                     10786.00                    11226.00                    11383.00
I99                                                     10393.00                    11225.00                    11292.00
I00                                                     10105.00                    10914.00                    10972.00
I01                                                     10010.00                    11257.00                    10614.00
I02                                                      9578.00                    11574.00                    10226.00
I03                                                     10299.00                    12965.00                    11198.00
I04                                                     11588.00                    14682.00                    12554.00
I05                                                     12927.00                    16165.00                    13715.00
I06                                                     13997.00                    17361.00                    14686.00
I07                                                     15784.00                    19654.00                    16508.00

(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from Dec. 8, 1983. Lipper peer group data is from Dec. 1, 1983. The Fund began operating before the inception of the JP Morgan Global High Yield Index.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,066.60         $5.51           1.07%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.60         $5.39           1.07%
 Class B
   Actual(b)                   $1,000         $1,066.20         $9.43           1.83%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.81         $9.20           1.83%
 Class C
   Actual(b)                   $1,000         $1,062.80         $9.41           1.83%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.81         $9.20           1.83%
 Class I
   Actual(b)                   $1,000         $1,072.30         $3.46            .67%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.59         $3.38            .67%
 Class R2
   Actual(c)                      N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.70         $7.29           1.45%
 Class R3
   Actual(c)                      N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.95         $6.04           1.20%
 Class R4
   Actual(b)                   $1,000         $1,067.40         $4.90(d)         .95%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.19         $4.78(d)         .95%
 Class R5
   Actual(c)                      N/A               N/A           N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.39         $3.58            .71%

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  15

                              BEGINNING        ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                            DEC. 1, 2006    MAY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(b)                   $1,000         $1,062.00         $5.45           1.06%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.65         $5.34           1.06%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2007: +6.66% for Class A, +6.62% for Class B, +6.28% for Class C, +7.23% for Class I, +6.74% for Class R4 and +6.20% for Class W.
(c) The actual values and expenses paid are not presented because Class R2, Class R3 and Class R5 do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until May 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) will not exceed 0.95% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the entire six month period ended May 31, 2007, the actual and hypothetical expenses paid for Class R4 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 16 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

MAY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (83.2%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
AEROSPACE & DEFENSE (3.0%)
Alion Science and Technology
 Sr Unsecured
  02-01-15                          10.25%       $9,605,000(d)          $10,085,249
Communications & Power Inds
  02-01-12                           8.00         8,935,000               9,113,700
CPI Intl
 Sr Unsecured
  02-01-15                          11.15         9,095,000(i)            9,390,588
DRS Technologies
  11-01-13                           6.88         4,295,000               4,327,213
  02-01-16                           6.63         2,315,000               2,332,363
  02-01-18                           7.63         4,020,000               4,165,725
L-3 Communications
  06-15-12                           7.63         6,955,000               7,163,650
  07-15-13                           6.13         1,035,000               1,024,650
L-3 Communications
 Series B
  10-15-15                           6.38        10,100,000              10,074,750
                                                                    ---------------
Total                                                                    57,677,888
-----------------------------------------------------------------------------------

AUTOMOTIVE (1.7%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                           9.88         5,908,000               6,336,862
GMAC
  04-15-16                           7.70        13,540,000              12,693,750
GMAC LLC
  09-15-11                           6.88         7,735,000               7,793,337
Goodyear Tire & Rubber
 Sr Nts
  12-01-09                           9.13         5,750,000(d,i)          5,757,188
                                                                    ---------------
Total                                                                    32,581,137
-----------------------------------------------------------------------------------

BROKERAGE (0.5%)
LaBranche & Co
 Sr Nts
  05-15-12                          11.00         9,254,000               9,982,753
-----------------------------------------------------------------------------------

BUILDING MATERIALS (1.3%)
Gibraltar Inds
 Series B
  12-01-15                           8.00         8,942,000               9,031,420
Interline Brands
 Sr Sub Nts
  06-15-14                           8.13         3,119,000               3,243,760

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BUILDING MATERIALS (CONT.)
Norcraft Companies LP/Finance
  11-01-11                           9.00%       $4,780,000              $4,995,100
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                           8.08         7,770,000(l)            7,245,525
                                                                    ---------------
Total                                                                    24,515,805
-----------------------------------------------------------------------------------

CHEMICALS (4.9%)
Chemtura
  06-01-16                           6.88        14,465,000              14,266,105
Georgia Gulf
 Sr Nts
  12-15-13                           7.13         7,977,000               7,338,840
Georgia Gulf
 Sr Sub Nts
  10-15-16                          10.75         5,606,000(d)            5,662,060
Hexion US Finance/Nova Scotia
 Sr Nts
  11-15-14                           9.75         7,111,000(d)            7,662,103
INVISTA
  05-01-12                           9.25        18,351,000(d)           19,543,814
MacDermid
 Sr Sub Nts
  04-15-17                           9.50         6,830,000(d)            7,188,575
Momentive Performance Materials
 Sr Nts Pay-in-kind
  12-01-14                          10.13         6,200,000(d,m)          6,479,000
NALCO
 Sr Sub Nts
  11-15-13                           8.88         6,155,000               6,601,238
NALCO
 Sr Unsecured
  11-15-11                           7.75         3,980,000               4,119,300
NewMarket
  12-15-16                           7.13         6,275,000               6,275,000
PQ
  02-15-13                           7.50         9,490,000               9,869,600
                                                                    ---------------
Total                                                                    95,005,635
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

CONSTRUCTION MACHINERY (0.8%)
Chart Inds
 Sr Sub Nts
  10-15-15                           9.13%       $9,185,000              $9,770,544
United Rentals North America
 Sr Sub Nts
  02-15-14                           7.00         5,905,000               6,023,100
                                                                    ---------------
Total                                                                    15,793,644
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (3.2%)
AAC Group Holding
 Sr Disc Nts
 (Zero coupon through 10-01-08,
 thereafter 10.25%)
  10-01-12                          10.07         7,165,000(l)            6,520,150
AAC Group Holding
 Sr Unsecured Pay-in-kind
  10-01-12                          14.75         1,316,270(m)            1,461,060
Jarden
  05-01-17                           7.50        14,170,000              14,524,250
Sealy Mattress
  06-15-14                           8.25         8,410,000               8,788,450
Visant Holding
 Sr Disc Nts
 (Zero coupon through 12-01-08,
 thereafter 10.25%)
  12-01-13                           9.70         5,815,000(l)            5,378,875
Visant Holding
 Sr Nts
  12-01-13                           8.75         8,725,000               9,117,625
Vitro
 Sr Unsecured
  02-01-17                           9.13        14,865,000(c,d)         15,608,250
                                                                    ---------------
Total                                                                    61,398,660
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.9%)
ALH Finance LLC
  01-15-13                           8.50         2,246,000               2,251,615
Baldor Electric
  02-15-17                           8.63         5,000,000               5,337,500
RBS Global & Rexnord
  08-01-14                           9.50         8,069,000               8,674,175
RBS Global & Rexnord
 Sr Unsecured
  09-01-16                           8.88           960,000               1,000,800
                                                                    ---------------
Total                                                                    17,264,090
-----------------------------------------------------------------------------------

ELECTRIC (3.6%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                           8.38         7,610,000               7,904,888
  05-15-18                           7.13         8,125,000               7,739,063

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Edison Mission Energy
 Sr Nts
  05-15-17                           7.00%       $7,615,000(d)           $7,643,556
Edison Mission Energy
 Sr Unsecured
  06-15-16                           7.75         5,922,000               6,158,880
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                           8.56         5,858,628               6,415,197
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                           8.30         6,935,000               7,385,775
Mirant North America LLC
  12-31-13                           7.38         7,905,000               8,359,537
NRG Energy
  02-01-14                           7.25         5,441,000               5,590,628
  01-15-17                           7.38         9,550,000               9,920,062
Reliant Energy
  12-15-14                           6.75         1,660,000               1,736,775
                                                                    ---------------
Total                                                                    68,854,361
-----------------------------------------------------------------------------------

ENTERTAINMENT (1.0%)
AMC Entertainment
  02-01-16                          11.00         8,415,000               9,603,619
United Artists Theatre Circuit
 Pass-Through Ctfs Series BB5
  07-01-15                           9.30         7,532,292(k)            7,833,584
United Artists Theatre Circuit
 Pass-Through Ctfs Series BC3
  07-01-15                           9.30         2,416,121(k)            2,512,766
                                                                    ---------------
Total                                                                    19,949,969
-----------------------------------------------------------------------------------

ENVIRONMENTAL (1.1%)
Allied Waste North America
 Series B
  04-15-14                           7.38           965,000                 990,331
  05-15-16                           7.13         4,255,000               4,377,331
Allied Waste North America
 Sr Nts
  04-15-13                           7.88         3,080,000               3,218,600
Clean Harbors
  07-15-12                          11.25         5,435,000               6,044,177
WCA Waste
  06-15-14                           9.25         5,510,000               5,875,038
                                                                    ---------------
Total                                                                    20,505,477
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.7%)
Aramark
 Sr Nts
  02-01-15                           8.50         5,005,000(d)            5,261,506
  02-01-15                           8.86         2,800,000(d,i)          2,887,500

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FOOD AND BEVERAGE (CONT.)
ASG Consolidated LLC/Finance
Sr Disc Nts
(Zero coupon through 11-01-08,
thereafter 11.50%)
  11-01-11                          11.35%      $19,195,000(l)          $17,995,313
Constellation Brands
  09-01-16                           7.25         6,305,000               6,352,288
Constellation Brands
 Sr Nts
  05-15-17                           7.25         6,195,000(d)            6,225,975
Cott Beverages USA
  12-15-11                           8.00        17,225,000              17,677,156
Del Monte
  02-15-15                           6.75         1,010,000               1,010,000
Pinnacle Foods Finance LLC
 Sr Sub Nts
  04-01-17                          10.63        14,075,000(d)           14,338,906
                                                                    ---------------
Total                                                                    71,748,644
-----------------------------------------------------------------------------------

GAMING (5.1%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                           7.13         1,356,000               1,356,000
Buffalo Thunder Development Authority
 Secured
  12-15-14                           9.38         8,085,000(d)            8,367,975
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                          10.13         6,190,000               6,499,500
Fontainebleau Las Vegas Holdings LLC/Capital
  06-15-15                          10.25         9,270,000(d,g)          9,548,100
Harrah's Operating
  06-01-16                           6.50         7,342,000               6,488,493
  10-01-17                           5.75         6,910,000               5,735,300
Majestic Star Casino LLC/Capital
  10-15-10                           9.50        10,595,000              11,124,750
MGM Mirage
  06-01-16                           7.50         9,900,000               9,751,500
Pokagon Gaming Authority
 Sr Nts
  06-15-14                          10.38        10,250,000(d)           11,531,250
Station Casinos
 Sr Sub Nts
  03-01-16                           6.88         3,902,000               3,599,595
  03-15-18                           6.63         1,845,000               1,660,500
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                           9.00        11,245,000(d)           11,975,924
Wheeling Island Gaming
  12-15-09                          10.13         1,210,000               1,231,175

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAMING (CONT.)
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                           6.63%       $9,960,000              $9,997,350
                                                                    ---------------
Total                                                                    98,867,412
-----------------------------------------------------------------------------------

GAS PIPELINES (1.8%)
Southern Star Central
 Sr Nts
  03-01-16                           6.75         7,040,000               7,092,800
Williams Companies
 Sr Nts
  07-15-19                           7.63        20,515,000              22,515,213
Williams Partners LP/Finance
  02-01-17                           7.25         5,835,000               6,185,100
                                                                    ---------------
Total                                                                    35,793,113
-----------------------------------------------------------------------------------

HEALTH CARE (8.6%)
Community Health Systems
 Sr Unsecured
  12-15-12                           6.50        11,775,000              12,201,844
DaVita
  03-15-13                           6.63        12,426,000              12,488,130
  03-15-15                           7.25        11,235,000              11,515,875
HCA
 Secured
  11-15-16                           9.25        11,398,000(d)           12,509,305
HCA
 Sr Unsecured
  02-15-16                           6.50        13,190,000              11,623,688
IASIS Healthcare LLC/Capital
 Bank Guaranteed
  06-15-14                           8.75         7,209,000               7,569,450
MedCath Holdings
  07-15-12                           9.88        13,576,000              14,628,139
Omnicare
  12-15-13                           6.75         9,065,000               8,929,025
  12-15-15                           6.88         8,112,000               7,990,320
Omnicare
 Sr Sub Nts
  06-01-13                           6.13         6,655,000               6,405,438
Select Medical
  02-01-15                           7.63         4,743,000               4,387,275
Select Medical
 Sr Unsecured
  09-15-15                          11.08        23,004,000(i)           22,658,939
Triad Hospitals
 Sr Nts
  05-15-12                           7.00        12,310,000              12,802,399
Triad Hospitals
 Sr Sub Nts
  11-15-13                           7.00         4,170,000               4,368,075

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HEALTH CARE (CONT.)
United Surgical Partners Intl
Sr Sub Nts Pay-in-kind
  05-01-17                           9.25%       $2,360,000(d,m)         $2,439,650
US Oncology
  08-15-14                          10.75         2,508,000               2,733,720
Vanguard Health Holding I LLC
 Sr Disc Nts
 (Zero coupon through 10-01-09,
 thereafter 11.25%)
  10-01-15                           9.61         4,850,000(l)            4,110,375
Vanguard Health Holding II LLC
 Sr Sub Nts
  10-01-14                           9.00         5,707,000               5,978,083
VWR Intl
 Sr Unsecured
  04-15-12                           6.88         3,470,000               3,608,800
                                                                    ---------------
Total                                                                   168,948,530
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (1.4%)
DR Horton
 Sr Unsub
  04-15-16                           6.50         4,900,000               4,799,638
K Hovnanian Enterprises
  05-15-16                           7.50         9,855,000               9,608,625
Standard Pacific
 Sr Sub Nts
  04-15-12                           9.25           770,000                 770,000
William Lyon Homes
  02-15-14                           7.50        12,380,000              11,188,425
                                                                    ---------------
Total                                                                    26,366,688
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (5.4%)
Chaparral Energy
  12-01-15                           8.50         3,362,000               3,370,405
Chaparral Energy
 Sr Nts
  02-01-17                           8.88        11,465,000(d)           11,665,637
Chesapeake Energy
  08-15-14                           7.00         6,722,000               6,923,660
  01-15-16                           6.63         5,090,000               5,159,988
  01-15-18                           6.25         2,520,000               2,501,100
Compton Petroleum Finance
  12-01-13                           7.63         9,826,000(c)            9,924,260
Denbury Resources
 Sr Sub Nts
  12-15-15                           7.50         6,465,000               6,675,113
Encore Acquisition
  07-15-15                           6.00         1,144,000               1,041,040
  12-01-17                           7.25         3,585,000               3,459,525

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
INDEPENDENT ENERGY (CONT.)
EXCO Resources
 Secured
  01-15-11                           7.25%      $12,662,000             $12,788,619
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                           7.75         7,390,000(d)            7,426,950
KCS Energy
  04-01-12                           7.13         6,645,000               6,645,000
PetroHawk Energy
  07-15-13                           9.13         5,980,000               6,428,500
Pioneer Natural Resources
  05-01-18                           6.88         8,015,000               7,771,584
Pioneer Natural Resources
 Sr Nts
  07-15-16                           5.88        10,175,000               9,334,189
Range Resources
  05-15-16                           7.50         3,250,000               3,396,250
                                                                    ---------------
Total                                                                   104,511,820
-----------------------------------------------------------------------------------

MEDIA CABLE (4.9%)
CCH II LLC/Capital
  10-01-13                          10.25         4,200,000               4,662,000
CCO Holdings LLC/Capital
 Sr Nts
  11-15-13                           8.75         5,940,000               6,237,000
Charter Communications Holdings II LLC/Capital
 Sr Unsecured Series B
  09-15-10                          10.25         9,425,000              10,014,063
Charter Communications Operating LLC/Capital
 Sr Nts
  04-30-12                           8.00         5,853,000(d)            6,138,334
CSC Holdings
 Sr Unsecured
  04-15-12                           6.75         4,551,000               4,494,113
DIRECTV Holdings LLC/Finance
  06-15-15                           6.38        11,360,000              11,019,200
EchoStar DBS
  10-01-14                           6.63         3,470,000               3,470,000
  02-01-16                           7.13        11,180,000              11,473,474
Quebecor Media
 Sr Nts
  03-15-16                           7.75         7,420,000(c)            7,791,000
Univision Communications
 Sr Nts Pay-in-kind
  03-15-15                           9.75         6,148,000(d,m)          6,393,920
Videotron Ltee
  01-15-14                           6.88        13,860,000(c)           13,998,599

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA CABLE (CONT.)
Virgin Media Finance
  04-15-14                           8.75%       $5,770,000(c)           $6,101,775
  08-15-16                           9.13         2,595,000(c)            2,825,306
                                                                    ---------------
Total                                                                    94,618,784
-----------------------------------------------------------------------------------

MEDIA NON CABLE (7.4%)
Clear Channel Communications
 Sr Unsub
  12-15-16                           5.50        14,855,000              12,505,755
Idearc
 Sr Nts
  11-15-16                           8.00        11,515,000(d)           11,918,025
Intelsat Bermuda
  01-15-15                           8.87         3,700,000(c,i)          3,783,250
  06-15-16                           9.25         3,635,000(c)            4,025,763
Intelsat Bermuda
 Sr Unsecured
  06-15-13                          11.35         5,540,000(c,i)          5,920,875
Lamar Media
  01-01-13                           7.25         4,553,000               4,678,208
Lamar Media
 Series B
  08-15-15                           6.63         6,030,000               5,999,850
Lamar Media
 Sr Unsecured
  08-15-15                           6.63         5,332,000               5,305,340
Liberty Media LLC
 Sr Unsecured
  02-01-30                           8.25         8,050,000               7,979,563
Liberty Media
 Sr Nts
  05-15-13                           5.70        13,441,000              12,692,335
Nielsen Finance LLC
 Sr Nts
  08-01-14                          10.00         5,293,000(d)            5,769,370
Radio One
  02-15-13                           6.38        10,930,000              10,711,400
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75        12,485,000(d)           13,327,737
Rainbow Natl Services LLC
 Sr Sub Deb
  09-01-14                          10.38         6,175,000(d)            6,931,438
RH Donnelley
 Sr Disc Nts Series A-1
  01-15-13                           6.88         2,420,000               2,383,700
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                           6.88         8,167,000               8,044,495

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA NON CABLE (CONT.)
RH Donnelley
 Sr Unsecured
  01-15-13                           6.88%      $15,296,000             $15,066,559
Sun Media
  02-15-13                           7.63         8,125,000(c)            8,389,063
                                                                    ---------------
Total                                                                   145,432,726
-----------------------------------------------------------------------------------

METALS (0.8%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25         8,965,000               9,670,994
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                           9.36         5,000,000(d,i,m)        5,050,000
                                                                    ---------------
Total                                                                    14,720,994
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.8%)
Cimarex Energy
  05-01-17                           7.13         2,455,000               2,485,688
OPTI Canada
  12-15-14                           8.25         4,815,000(c,d)          5,103,900
Quicksilver Resources
  04-01-16                           7.13         8,850,000               8,783,625
                                                                    ---------------
Total                                                                    16,373,213
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.9%)
Cardtronics
  08-15-13                           9.25        15,966,000              16,884,045
Residential Capital LLC
  06-30-15                           6.88         5,005,000               5,030,756
Triad Acquisition
 Sr Unsecured
 Series B
  05-01-13                          11.13        15,425,000              14,750,156
                                                                    ---------------
Total                                                                    36,664,957
-----------------------------------------------------------------------------------

OTHER INDUSTRY (0.3%)
Rental Service
  12-01-14                           9.50         4,935,000(d)            5,305,125
-----------------------------------------------------------------------------------

PACKAGING (1.2%)
Crown Americas LLC/Capital
  11-15-15                           7.75        12,517,000              13,080,265
Owens-Brockway Glass Container
  05-15-13                           8.25         8,975,000               9,468,625
                                                                    ---------------
Total                                                                    22,548,890
-----------------------------------------------------------------------------------

PAPER (4.1%)
Abitibi-Consolidated Co of Canada
  04-01-15                           8.38         6,205,000(c)            5,522,450

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
PAPER (CONT.)
Boise Cascade LLC
  10-15-14                           7.13%       $9,825,000              $9,825,000
Cascades
 Sr Nts
  02-15-13                           7.25         5,890,000(c)            5,941,538
Georgia-Pacific
  06-15-15                           7.70         5,421,000               5,502,315
  01-15-17                           7.13        15,100,000(d)           15,062,249
Jefferson Smurfit US
  06-01-13                           7.50         9,335,000               9,335,000
NewPage
  05-01-12                          10.00        10,113,000              11,162,224
Norampac
  06-01-13                           6.75         7,045,000(c)            6,956,938
Smurfit-Stone Container Enterprises
 Sr Nts
  03-15-17                           8.00         9,770,000(d)            9,843,275
                                                                    ---------------
Total                                                                    79,150,989
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Warner Chilcott
  02-01-15                           8.75        10,902,000              11,569,748
-----------------------------------------------------------------------------------

RAILROADS (0.3%)
Kansas City Southern de Mexico
 Sr Nts
  06-01-14                           7.38         5,270,000(c,d)          5,362,225
-----------------------------------------------------------------------------------

RETAILERS (2.7%)
AutoNation
  04-15-14                           7.00         4,595,000               4,640,950
Claire's Stores
 Sr Nts Pay-in-kind
  06-01-15                           9.63        12,325,000(d,m)         12,063,094
Claire's Stores
 Sr Sub Nts
  06-01-17                          10.50         9,135,000(d)            8,940,881
Michaels Stores
 Sr Nts
  11-01-14                          10.00         2,650,000(d)            2,862,000
Michaels Stores
 Sr Sub Nts
  11-01-16                          11.38         9,460,000(d)           10,429,650
Toys "R" Us
  10-15-18                           7.38         4,470,000               3,933,600
Toys "R" Us
 Sr Unsecured
  04-15-13                           7.88         9,946,000               9,336,808
                                                                    ---------------
Total                                                                    52,206,983
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

TECHNOLOGY (2.2%)
Freescale Semiconductor
 Sr Nts Pay-in-kind
  12-15-14                           9.13%       $5,730,000(d,m)         $5,672,700
Freescale Semiconductor
 Sr Sub Nts
  12-15-16                          10.13         7,940,000(d)            7,959,850
NXP Funding LLC
 Secured
  10-15-13                           8.11         8,595,000(c,d,i)        8,852,850
SS&C Technologies
  12-01-13                          11.75         6,500,000               7,345,000
West Corp
  10-15-16                          11.00        11,990,000              12,979,175
                                                                    ---------------
Total                                                                    42,809,575
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.1%)
Avis Budget Car Rental LLC/Finance
 Sr Nts
  05-15-14                           7.63         6,690,000(d)            6,940,875
  05-15-16                           7.75         5,015,000(d)            5,203,063
Hertz
  01-01-16                          10.50         4,363,000               4,924,736
Quality Distribution LLC/Capital
  01-15-12                           9.86         4,239,000(i)            4,302,585
                                                                    ---------------
Total                                                                    21,371,259
-----------------------------------------------------------------------------------

WIRELESS (2.7%)
American Tower
 Sr Nts
  10-15-12                           7.13        13,405,000              13,924,444
Centennial Communications
 Sr Nts
  01-01-13                          10.00         7,655,000               8,305,675
Centennial Communications/Cellular Operating
 LLC/Puerto Rico Operations
 Sr Unsecured
  02-01-14                           8.13         3,330,000               3,471,525
Cricket Communications
  11-01-14                           9.38         6,865,000               7,276,900
MetroPCS Wireless
 Sr Nts
  11-01-14                           9.25         8,425,000(d)            8,930,500
Nextel Communications
 Series D
  08-01-15                           7.38        10,930,000              11,163,847
                                                                    ---------------
Total                                                                    53,072,891
-----------------------------------------------------------------------------------

WIRELINES (4.2%)
Embarq
 Sr Unsecured
  06-01-16                           7.08        10,576,000              10,772,587

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
GCI
Sr Unsecured
  02-15-14                           7.25%      $11,370,000             $11,313,150
Level 3 Financing
  03-15-13                          12.25         4,775,000               5,586,750
Level 3 Financing
 Sr Nts
  11-01-14                           9.25         7,440,000(d)            7,774,800
  02-15-17                           8.75         4,580,000(d)            4,700,225
Qwest
 Sr Nts
  06-15-15                           7.63        12,460,000              13,207,600
Windstream
  08-01-16                           8.63        18,757,000              20,492,022
  03-15-19                           7.00         7,705,000               7,676,106
                                                                    ---------------
Total                                                                    81,523,240
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,561,463,666)                                               $1,612,497,225
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (1.0%)
NAME OF
ISSUER AND                         COUPON       PRINCIPAL
TITLE OF ISSUE                      RATE          AMOUNT                   VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%      $19,250,000             $19,083,488
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $19,248,075)                                                     $19,083,488
-----------------------------------------------------------------------------------

SENIOR LOANS (10.5%)(h)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
AUTOMOTIVE (0.8%)
Ford Motor
 Tranche B Term Loan
  12-13-13                             8.36%    $14,643,975            $14,756,880
----------------------------------------------------------------------------------

CHEMICALS (0.5%)
Celanese
 Tranche B Term Loan
  04-06-14                             7.10       1,245,000(c,g)         1,251,225
  04-06-14                             7.10       8,000,000(c)           8,040,000
                                                                   ---------------
Total                                                                    9,291,225
----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

CONSUMER PRODUCTS (0.3%)
Spectrum Brands
 Letter of Credit
  04-04-13                             5.17%       $236,589               $239,104
Spectrum Brands
 Tranche B1 Term Loan
  04-04-13                        9.32-9.36       4,786,201              4,836,073
Spectrum Brands
 Tranche B2 Term Loan
  04-04-13                             9.32         851,721                853,851
                                                                   ---------------
Total                                                                    5,929,028
----------------------------------------------------------------------------------

ELECTRIC (0.5%)
NRG Energy
 Tranche B Term Loan
  02-01-13                             7.35      10,387,139             10,398,357
----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
Natl CineMedia LLC
 Term Loan
  02-13-15                             7.09       2,265,000              2,266,427
----------------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
Allied Waste Inds North America
 Tranche AW Term Loan
  03-28-14                        7.06-7.15       4,878,602              4,907,044
----------------------------------------------------------------------------------

GAMING (1.1%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                             0.00       3,994,000(g)           4,021,479
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             0.00       7,988,000(g)           8,042,957
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                             9.00      10,000,000(k)           9,800,000
                                                                   ---------------
Total                                                                   21,864,436
----------------------------------------------------------------------------------

HEALTH CARE (1.7%)
HCA
 Tranche B Term Loan
  11-14-13                             7.60      15,132,075             15,301,706
IASIS Healthcare LLC
 Term Loan
  06-15-14                            10.61      18,270,000             18,498,374
                                                                   ---------------
Total                                                                   33,800,080
----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.5%)
Sandridge Energy
 Term Loan
  04-01-15                             8.63       9,400,000              9,729,000
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  23

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

MEDIA CABLE (0.9%)
Charter Communications
 Tranche B Term Loan
  04-28-14                             7.32%    $10,420,000(g)         $10,416,770
  04-28-14                             7.32       6,500,000              6,497,985
                                                                   ---------------
Total                                                                   16,914,755
----------------------------------------------------------------------------------

MEDIA NON CABLE (1.2%)
Intelsat Bermuda
 Term Loan
  02-01-14                             7.86       3,280,000(c)           3,298,040
VNU
 Tranche B Term Loan
  08-09-13                             7.60       3,040,000(c,g)         3,065,019
  08-09-13                             7.60      16,815,500(c)          16,953,892
                                                                   ---------------
Total                                                                   23,316,951
----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.4%)
Dresser
 2nd Lien Term Loan
  05-04-15                            11.11       7,980,000(g)           8,139,600
----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.5%)
ACE Cash Express
 Tranche B Term Loan
  10-05-13                        8.30-8.37      10,181,144             10,257,503
----------------------------------------------------------------------------------

RETAILERS (0.2%)
Michaels Stores
 Term Loan
  10-31-13                             7.63       2,905,000(g)           2,919,525
----------------------------------------------------------------------------------

WIRELINES (1.5%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                             7.61       9,760,000              9,805,774
Qwest
 Tranche B Term Loan
  06-30-10                             6.95      18,045,000             18,518,682
                                                                   ---------------
Total                                                                   28,324,456
----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $200,535,360)                                                  $202,815,267
----------------------------------------------------------------------------------

COMMON STOCKS (--%)
ISSUER                                            SHARES                   VALUE(A)
Arena Brands                                        111,111(b,k)           $151,111
Crown Paper Escrow                                6,950,000(b)                    7
Link Energy LLC Unit                              1,646,684(b,j)             41,167
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $18,965,223)                                                        $192,285
-----------------------------------------------------------------------------------

OTHER (0.2%)
ISSUER                                            SHARES                   VALUE(A)
Varde Fund V LP                                  25,000,000(e,k)         $3,656,250
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                              $3,656,250
-----------------------------------------------------------------------------------

MONEY MARKET FUND (5.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                112,997,331(f)         $112,997,331
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $112,997,331)                                                   $112,997,331
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,913,209,655)(n)                                            $1,951,241,846
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At May 31, 2007, the value of foreign securities represented 7.7% of net assets.

--------------------------------------------------------------------------------

 24 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the value of these securities amounted to $376,344,559 or 19.4% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(g) At May 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $46,887,021.

(h) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2007.

(j) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2007 are as follows:

                          BEGINNING     PURCHASE    SALES      ENDING       DIVIDEND
ISSUER                      COST          COST      COST        COST         INCOME     VALUE(A)
------------------------------------------------------------------------------------------------
Link Energy LLC Unit     $13,076,335     $--        $--      $13,076,335     $--        $41,167

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at May 31, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
Arena Brands
  Common                                        09-03-92                $5,888,888
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                          03-01-07                 9,808,038
United Artists Theatre Circuit
  Pass-Through Ctfs Series BB5
  9.30% 2015                             12-08-95 thru 04-03-02          7,257,992
United Artists Theatre Circuit
  Pass-Through Ctfs Series BC3
  9.30% 2015                                    12-06-01                 1,932,162
Varde Fund V LP                          04-27-00 thru 06-19-00                 -*-

     * The original cost for this position in fiscal year 2004 was $25,000,000. From Sept. 29, 2004 through March 7, 2005, $25,000,000 was returned to the fund in the form of return of capital.

(l) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(m) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  25

(n) At May 31, 2007, the cost of securities for federal income tax purposes was $1,940,886,030 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $34,153,003
Unrealized depreciation                                            (23,797,187)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $10,355,816
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 26 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $1,787,135,989)        $ 1,838,203,348
   Affiliated issuers (identified cost $13,076,335)                      41,167
   Affiliated money market fund (identified cost
      $112,997,331) (Note 5)                                        112,997,331
-------------------------------------------------------------------------------
Total investments in securities (identified cost
   $1,913,209,655)                                                1,951,241,846
Capital shares receivable                                             2,319,846
Accrued interest receivable                                          34,325,988
Receivable for investment securities sold                            27,440,100
Unrealized appreciation on swap transactions, at value (Note
   7)                                                                    58,952
Other receivable                                                        220,452
-------------------------------------------------------------------------------
Total assets                                                      2,015,607,184
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                     2,197,056
Capital shares payable                                                  947,630
Payable for investment securities purchased                          74,228,846
Unrealized depreciation on swap transactions, at value (Note
   7)                                                                    34,625
Accrued investment management services fee                               30,701
Accrued distribution fee                                                436,238
Accrued transfer agency fee                                               4,505
Accrued administrative services fee                                       3,393
Accrued plan administration services fee                                    313
Other accrued expenses                                                  154,311
-------------------------------------------------------------------------------
Total liabilities                                                    78,037,618
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $ 1,937,569,566
===============================================================================

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  27

MAY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $     6,421,941
Additional paid-in capital                                        3,244,188,696
Undistributed net investment income                                   1,192,661
Accumulated net realized gain (loss) (Note 8)                    (1,352,510,702)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                        38,276,970
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $ 1,937,569,566
===============================================================================

Net assets applicable to outstanding
   shares:                                Class A                           $ 1,462,714,531
                                          Class B                           $   320,767,041
                                          Class C                           $    25,659,465
                                          Class I                           $    97,100,427
                                          Class R2                          $         5,120
                                          Class R3                          $         5,119
                                          Class R4                          $     1,252,245
                                          Class R5                          $         5,120
                                          Class W                           $    30,060,498
Net asset value per share of outstanding
   capital stock:                         Class A shares     484,680,021    $          3.02
                                          Class B shares     106,329,088    $          3.02
                                          Class C shares       8,557,601    $          3.00
                                          Class I shares      32,190,847    $          3.02
                                          Class R2 shares          1,695    $          3.02
                                          Class R3 shares          1,695    $          3.02
                                          Class R4 shares        415,365    $          3.01
                                          Class R5 shares          1,695    $          3.02
                                          Class W shares      10,016,119    $          3.00
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $154,695,020
Income distributions from affiliated money market fund (Note
   5)                                                              3,380,969
Fee income from securities lending (Note 3)                           29,313
   Less foreign taxes withheld                                       (22,949)
----------------------------------------------------------------------------
Total income                                                     158,082,353
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                11,401,845
Distribution fee
   Class A                                                         3,770,904
   Class B                                                         3,490,903
   Class C                                                           260,374
   Class R2                                                               12
   Class R3                                                                6
   Class W                                                             7,834
Transfer agency fee
   Class A                                                         2,312,115
   Class B                                                           569,773
   Class C                                                            41,740
   Class R2                                                                1
   Class R3                                                                1
   Class R4                                                              855
   Class R5                                                                1
   Class W                                                             6,267
Service fee -- Class R4                                                  438
Administrative services fees and expenses                          1,259,292
Plan administration services fee
   Class R2                                                                6
   Class R3                                                                6
   Class R4                                                            1,398
Compensation of board members                                         37,773
Custodian fees                                                       122,500
Printing and postage                                                 273,690
Registration fees                                                    100,928
Professional fees                                                     61,184
Other                                                                 37,738
----------------------------------------------------------------------------
Total expenses                                                    23,757,584
   Expenses waived/reimbursed by the Investment Manager and
         its affiliates (Note 2)                                        (144)
----------------------------------------------------------------------------
                                                                  23,757,440
   Earnings and bank fee credits on cash balances (Note 2)          (152,063)
----------------------------------------------------------------------------
Total net expenses                                                23,605,377
----------------------------------------------------------------------------
Investment income (loss) -- net                                  134,476,976
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  29

YEAR ENDED MAY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 41,372,739
   Payments from affiliate (Notes 1 and 2)                           406,115
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           41,778,854
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          56,295,791
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             98,074,645
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $232,551,621
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 30 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MAY 31,                                          2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $  134,476,976    $  145,724,602
Net realized gain (loss) on investments                    41,778,854       (13,476,881)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       56,295,791        42,760,813
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             232,551,621       175,008,534
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                            (115,403,008)     (114,785,535)
      Class B                                             (23,882,544)      (31,669,446)
      Class C                                              (1,787,914)       (1,962,972)
      Class I                                              (7,229,447)         (154,455)
      Class R2                                                   (163)              N/A
      Class R3                                                   (170)              N/A
      Class R4                                                (77,989)          (40,907)
      Class R5                                                   (181)              N/A
      Class W                                                (199,220)              N/A
---------------------------------------------------------------------------------------
Total distributions                                      (148,580,636)     (148,613,315)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  31

YEAR ENDED MAY 31,                                          2007              2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                             $  210,763,226    $  257,237,436
   Class B shares                                          37,023,271        52,084,596
   Class C shares                                           3,433,741         4,082,194
   Class I shares                                         134,595,782        24,019,744
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                            714,463           304,037
   Class R5 shares                                              5,000               N/A
   Class W shares                                          32,756,464               N/A
Reinvestment of distributions at net asset value
   Class A shares                                          85,786,874        84,850,899
   Class B shares                                          18,654,193        24,780,868
   Class C shares                                           1,397,368         1,547,960
   Class I shares                                           7,136,479           127,612
   Class R4 shares                                             77,173            40,589
   Class W shares                                             167,473               N/A
Payments for redemptions
   Class A shares                                        (433,987,084)     (559,836,065)
   Class B shares (Note 2)                               (181,032,353)     (280,797,049)
   Class C shares (Note 2)                                 (8,118,318)      (14,285,936)
   Class I shares                                         (73,179,368)           (4,870)
   Class R4 shares                                           (299,579)         (147,789)
   Class W shares                                          (2,950,937)              N/A
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (167,046,132)     (405,995,774)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (83,075,147)     (379,600,555)
Net assets at beginning of year                         2,020,644,713     2,400,245,268
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,937,569,566    $2,020,644,713
=======================================================================================
Undistributed net investment income                    $    1,192,661    $   21,606,050
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 32 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource High Yield Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource High Yield Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At May 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At May 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  33

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

INVESTMENTS IN LOANS

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

--------------------------------------------------------------------------------

 34 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

ILLIQUID SECURITIES

At May 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2007 was $23,953,711 representing 1.24% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2007, the Fund has entered into outstanding when-issued securities of $32,127,015 and other forward-commitments of $14,760,006.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  35

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 36 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

PAYMENT FROM AFFILIATE

During the year ended May 31, 2007, Ameriprise Financial voluntarily reimbursed the Fund $174,295 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  37

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,309,729 and accumulated net realized loss has been decreased by $483,248 resulting in a net reclassification to increase paid-in capital by $5,826,481.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                                  2007            2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.......................    $115,403,008    $114,785,535
      Long-term capital gain................              --              --
CLASS B
Distributions paid from:
      Ordinary income.......................      23,882,544      31,669,446
      Long-term capital gain................              --              --
CLASS C
Distributions paid from:
      Ordinary income.......................       1,787,914       1,962,972
      Long-term capital gain................              --              --
CLASS I
Distributions paid from:
      Ordinary income.......................       7,229,447         154,455
      Long-term capital gain................              --              --
CLASS R2(A)
Distributions paid from:
      Ordinary income.......................             163             N/A
      Long-term capital gain................              --             N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income.......................             170             N/A
      Long-term capital gain................              --             N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income.......................          77,989          40,907
      Long-term capital gain................              --              --

--------------------------------------------------------------------------------

 38 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED MAY 31,                                  2007            2006
----------------------------------------------------------------------------
CLASS R5(A)
Distributions paid from:
      Ordinary income.......................    $        181             N/A
      Long-term capital gain................              --             N/A
CLASS W(C)
Distributions paid from:
      Ordinary income.......................         199,220             N/A
      Long-term capital gain................              --             N/A

(a)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to May 31, 2007.

At May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...........................    $     4,127,737
Accumulated long-term gain (loss).......................    $(1,365,339,132)
Unrealized appreciation (depreciation)..................    $    50,367,380

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  39

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. Non-cash dividends or interest included in investment income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $20,667 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------

 40 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets for this service attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  41

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $1,502,413 for Class A, $281,600 for Class B and $3,800 for Class C for the year ended May 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended May 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 0.93% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $144. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until May 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.95% of the Fund's average daily net assets for Class R4.

During the year ended May 31, 2007, the Fund's custodian and transfer agency fees were reduced by $152,063 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $231,820 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,785,751,185 and $1,929,231,008, respectively, for the year ended May 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 42 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

Income from securities lending amounted to $29,313 for the year ended May 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                             YEAR ENDED MAY 31, 2007
                         CLASS A        CLASS B      CLASS C       CLASS I     CLASS R2(A)
------------------------------------------------------------------------------------------
Sold                     72,287,474    12,602,733    1,170,753    46,093,859       1,695
Issued for reinvested
 distributions           29,211,824     6,358,244      479,108     2,418,928          --
Redeemed               (147,814,504)  (62,324,222)  (2,788,522)  (24,630,726)         --
------------------------------------------------------------------------------------------
Net increase
 (decrease)             (46,315,206)  (43,363,245)  (1,138,661)   23,882,061       1,695
------------------------------------------------------------------------------------------

                       CLASS R3(A)    CLASS R4(B)   CLASS R5(A)   CLASS W(C)
------------------------------------------------------------------------------------------
Sold                          1,695       242,099        1,695     10,946,268
Issued for reinvested
 distributions                   --        26,192           --         55,840
Redeemed                         --      (100,449)          --       (985,989)
------------------------------------------------------------------------------------------
Net increase
 (decrease)                   1,695       167,842        1,695     10,016,119
------------------------------------------------------------------------------------------

                                             YEAR ENDED MAY 31, 2006
                         CLASS A        CLASS B      CLASS C       CLASS I     CLASS R4(B)
------------------------------------------------------------------------------------------
Sold                     88,830,335    18,048,055    1,422,807     8,262,850     105,840
Issued for reinvested
 distributions           29,385,523     8,584,352      539,531        44,099      14,060
Redeemed               (193,986,747)  (97,132,059)  (4,983,626)       (1,684)    (51,172)
------------------------------------------------------------------------------------------
Net increase
 (decrease)             (75,770,889)  (70,499,652)  (3,021,288)    8,305,265      68,728
------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to May 31, 2007.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  43

5. SWAP CONTRACTS

At May 31, 2007, the Fund had the following open CBMS total return swap contracts:

                                                                      UNREALIZED
                                      TERMINATION      NOTIONAL      APPRECIATION
                                          DATE          AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Wachovia                Jan. 1, 2008    $7,100,000       $(34,625)
Receive the carry amount, plus the
spread return amount, if it is
positive and pay the absolute
value of the spread return amount,
if it is negative.
Counterparty: Citigroup               Jan. 1, 2008     6,100,000         58,952
----------------------------------------------------------------------------------
Total                                                                  $ 24,327
----------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended May 31, 2007.

--------------------------------------------------------------------------------

 44 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,365,339,132 at May 31, 2007, that if not offset by capital gains will expire as follows:

     2008           2009            2010            2011           2014
  $50,473,765   $226,001,198    $517,121,802    $552,664,309    $19,078,058

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  45

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 46 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  47

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.89          $2.86          $2.74          $2.62          $2.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20            .20            .19            .21            .21
Net gains (losses) (both realized and
 unrealized)                                .15            .03            .12            .11           (.03)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .35            .23            .31            .32            .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.20)          (.19)          (.20)          (.20)
Tax return of capital                        --             --             --             --           (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)          (.20)          (.19)          (.20)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.02          $2.89          $2.86          $2.74          $2.62
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,463         $1,535         $1,735         $1,810         $1,662
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.08%          1.08%          1.04%          1.04%          1.07%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.94%          6.78%          6.67%          7.47%          8.35%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%            93%           105%           140%           139%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          12.77%(e)       8.27%         11.56%         12.51%          7.53%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.
(e) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

 48 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.89          $2.86          $2.74          $2.62          $2.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18            .18            .17            .19            .19
Net gains (losses) (both realized and
 unrealized)                                .15            .03            .12            .11           (.03)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .33            .21            .29            .30            .16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.18)          (.17)          (.18)          (.18)
Tax return of capital                        --             --             --             --           (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.20)          (.18)          (.17)          (.18)          (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.02          $2.89          $2.86          $2.74          $2.62
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $321           $433           $629           $781           $748
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.84%          1.83%          1.79%          1.80%          1.83%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.18%          6.00%          5.92%          6.70%          7.59%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%            93%           105%           140%           139%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          11.91%(e)       7.45%         10.72%         11.66%          6.73%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.
(e) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  49

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.87          $2.84          $2.73          $2.61          $2.64
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18            .18            .17            .19            .19
Net gains (losses) (both realized and
 unrealized)                                .15            .03            .11            .11           (.03)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .33            .21            .28            .30            .16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.18)          (.17)          (.18)          (.18)
Tax return of capital                        --             --             --             --           (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.20)          (.18)          (.17)          (.18)          (.19)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.00          $2.87          $2.84          $2.73          $2.61
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $26            $28            $36            $39            $31
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.83%          1.83%          1.79%          1.80%          1.83%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.18%          6.02%          5.92%          6.71%          7.52%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%            93%           105%           140%           139%
-----------------------------------------------------------------------------------------------------------
Total return(d)                          11.95%(e)       7.47%         10.35%         11.71%          6.78%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.
(e) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

 50 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005        2004(B)
Net asset value, beginning of period      $2.89          $2.86          $2.74          $2.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21            .21            .21            .08
Net gains (losses) (both realized and
 unrealized)                                .16            .03            .11           (.11)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .37            .24            .32           (.03)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)          (.21)          (.20)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.02          $2.89          $2.86          $2.74
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $97            $24            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .67%           .69%           .64%           .65%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              7.37%          7.49%          7.06%          7.30%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%            93%           105%           140%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          13.21%(g)       8.69%         11.97%         (1.39%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to May 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.
(h)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  51

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $2.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11
Net gains (losses) (both realized and
 unrealized)                                .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .16
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.45%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.58%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           5.72%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $2.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11
Net gains (losses) (both realized and
 unrealized)                                .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.20%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.84%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           5.85%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  53

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,             2007              2006           2005           2004           2003
Net asset value, beginning of period      $2.89          $2.86          $2.74          $2.62          $2.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21            .21            .20            .21            .21
Net gains (losses) (both realized and
 unrealized)                                .14            .02            .12            .12           (.03)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .35            .23            .32            .33            .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)          (.20)          (.20)          (.21)          (.20)
Tax return of capital                        --             --             --             --           (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.23)          (.20)          (.20)          (.21)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.01          $2.89          $2.86          $2.74          $2.62
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1             $1             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                         .93%(d)        .90%           .87%           .88%           .91%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              7.10%          6.96%          6.84%          7.60%          8.52%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%            93%           105%           140%           139%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          12.56%(f)       8.45%         11.75%         12.67%          7.70%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 0.94% for the year ended May 31, 2007.
(e)  Total return does not reflect payment of a sales charge.
(f) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

--------------------------------------------------------------------------------

 54 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $2.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .12
Net gains (losses) (both realized and
 unrealized)                                .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .71%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              7.33%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           6.09%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  55

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MAY 31,            2007(B)
Net asset value, beginning of period      $2.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .11
Net gains (losses) (both realized and
 unrealized)                                .07
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.00
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $30
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.06%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.05%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          95%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           6.20%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to May 31, 2007.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE HIGH YIELD INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of RiverSource High Yield Bond Fund (a series of RiverSource High Yield Income Series, Inc.) as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource High Yield Bond Fund as of May 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
July 20, 2007

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                     PER SHARE
June 26, 2006...............................................        $0.01600
July 26, 2006...............................................         0.01650
Aug. 28, 2006...............................................         0.01750
Sept. 25, 2006..............................................         0.01716
Oct. 26, 2006...............................................         0.01660
Nov. 27, 2006...............................................         0.01650
Dec. 18, 2006...............................................         0.04258
Jan. 23, 2007...............................................         0.01650
Feb. 23, 2007...............................................         0.01550
March 26, 2007..............................................         0.01550
April 25, 2007..............................................         0.01600
May 25, 2007................................................         0.01800
Total distributions.........................................        $0.22434

--------------------------------------------------------------------------------

 58 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
June 26, 2006...............................................        $0.01407
July 26, 2006...............................................         0.01465
Aug. 28, 2006...............................................         0.01551
Sept. 25, 2006..............................................         0.01530
Oct. 26, 2006...............................................         0.01470
Nov. 27, 2006...............................................         0.01454
Dec. 18, 2006...............................................         0.04121
Jan. 23, 2007...............................................         0.01423
Feb. 23, 2007...............................................         0.01357
March 26, 2007..............................................         0.01357
April 25, 2007..............................................         0.01413
May 25, 2007................................................         0.01611
Total distributions.........................................        $0.20159

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
June 26, 2006...............................................        $0.01399
July 26, 2006...............................................         0.01461
Aug. 28, 2006...............................................         0.01542
Sept. 25, 2006..............................................         0.01522
Oct. 26, 2006...............................................         0.01462
Nov. 27, 2006...............................................         0.01445
Dec. 18, 2006...............................................         0.04097
Jan. 23, 2007...............................................         0.01416
Feb. 23, 2007...............................................         0.01350
March 26, 2007..............................................         0.01350
April 25, 2007..............................................         0.01405
May 25, 2007................................................         0.01602
Total distributions.........................................        $0.20051

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  59

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
June 26, 2006...............................................        $0.01701
July 26, 2006...............................................         0.01743
Aug. 28, 2006...............................................         0.01855
Sept. 25, 2006..............................................         0.01789
Oct. 26, 2006...............................................         0.01758
Nov. 27, 2006...............................................         0.01753
Dec. 18, 2006...............................................         0.04327
Jan. 23, 2007...............................................         0.01769
Feb. 23, 2007...............................................         0.01651
March 26, 2007..............................................         0.01651
April 25, 2007..............................................         0.01697
May 25, 2007................................................         0.01898
Total distributions.........................................        $0.23592

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01690
Jan. 23, 2007...............................................         0.01541
Feb. 23, 2007...............................................         0.01447
March 26, 2007..............................................         0.01448
April 25, 2007..............................................         0.01503
May 25, 2007................................................         0.01688
Total distributions.........................................        $0.09317

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01703
Jan. 23, 2007...............................................         0.01622
Feb. 23, 2007...............................................         0.01517
March 26, 2007..............................................         0.01518
April 25, 2007..............................................         0.01569
May 25, 2007................................................         0.01744
Total distributions.........................................        $0.09673

--------------------------------------------------------------------------------

 60 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
June 26, 2006...............................................        $0.01643
July 26, 2006...............................................         0.01689
Aug. 28, 2006...............................................         0.01794
Sept. 25, 2006..............................................         0.01737
Oct. 26, 2006...............................................         0.01701
Nov. 27, 2006...............................................         0.01693
Dec. 18, 2006...............................................         0.04298
Jan. 23, 2007...............................................         0.01689
Feb. 23, 2007...............................................         0.01591
March 26, 2007..............................................         0.01582
April 25, 2007..............................................         0.01632
May 25, 2007................................................         0.01830
Total distributions.........................................        $0.22879

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01714
Jan. 23, 2007...............................................         0.01754
Feb. 23, 2007...............................................         0.01633
March 26, 2007..............................................         0.01634
April 25, 2007..............................................         0.01684
May 25, 2007................................................         0.01881
Total distributions.........................................        $0.10300

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.03625
Jan. 23, 2007...............................................         0.01613
Feb. 23, 2007...............................................         0.01530
March 26, 2007..............................................         0.01459
April 25, 2007..............................................         0.01564
May 25, 2007................................................         0.01770
Total distributions.........................................        $0.11561

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 62 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  63

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 64 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource:   The Board
analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 66 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

                      RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT  67

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 68 RIVERSOURCE HIGH YIELD BOND FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

     RIVERSOURCE(R) HIGH YIELD BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                     S-6370 AC (7/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

        (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource High Yield Income Series, Inc. were as follows:

                        2007 - $48,550;   2006 - $13,000

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource High Yield Income Series, Inc. were as follows:

                           2007 - $454;   2006 - $502

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for RiverSource High Yield Income Series, Inc. were as follows:

                        2007 - $43,625;   2006 - $31,350

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered for RiverSource High Yield Income Series, Inc. were as follows:

                          2007 - $410;   2006 - $1,230

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 and 2006 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                       2007 - $100,685;   2006 - $86,080

     The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2007 - $56,650;   2006 - $53,500

(h) 100% of the services performed for item (g) above during 2007 and 2006 were pre-approved by the audit committee.

*    2006 represents bills paid 6/1/05 - 5/31/06

     2007 represents bills paid 6/1/06 - 5/31/07

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                          RiverSource High Yield Income Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date August 3, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date August 3, 2007